Intangible Assets - Schedule of Estimated Annual Amortization Expense for each of the Next Five Fiscal Years (Details) - Staffing 360 Solutions, Inc. [Member] - USD ($) $ in Thousands	Sep. 28, 2024	Dec. 30, 2023	Dec. 31, 2022
Intangible Assets - Schedule of Estimated Annual Amortization Expense for each of the Next Five Fiscal Years (Details) [Line Items]
2024	$ 1,617	$ 1,797
2025		1,728
2026		1,580
2027		1,580
2028		1,333
Thereafter		3,175
Total	$ 9,950	$ 11,193	$ 12,839